Exhibit 99.2

NASDAQ: CELH July 30, 2020 CELSIUS HOLDINGS, INC. 2020 ANNUAL SHAREHOLDERS’ MEETING

Meeting Called to Order Meeting Called to Order 1. Introductions=>Directors, Officers, invited guests 2. Instructions on Rules of Conduct and Procedures 3. Proof of Notice of Meeting Given 4. Announcement of Existence of Quorum 1. Meeting is duly convened

CELSIUS LIVE FIT BOARD OF DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE

William H. Milmoe
CO-CHAIRMAN

-Finance and accounting

-President CDS International Holdings

-Financial career includes roles with: Price Waterhouse, General Cinema Corp, Pepsi, independent bottler

Kevin Harrington
DIRECTOR

-New product development

-TV show “Shark Tank” alumni
Launched over 500 products
“As seen on TV” infomercial pioneer

John Fieldly
DIRECTOR

-Celsius CEO and prior CFO

-Career includes roles with: Oragenics leader in novel antibiotics and proprietary OTC probiotics, Lebhar-Friedman leader in B2B publishing, Eckerd Corporation

Caroline Levy
DIRECTOR - Candidate

-Consumer Stock Analyst

-Chain restaurants, Beverages, Household/Personal Care and Lodging/Cruise Lines

-Media appearances: CNBC’s Mad Money, Bloomberg, WSJ

Tony Lau
CO-CHAIRMAN

-Horizons Ventures

-Asian market expert

-IB professional, M&A

Nick Castaldo
DIRECTOR

-Consumer services business

-Chain restaurant, banking and retailing

-Equity Partner and member of the founding management team of *Anthony’s Coal Fired Pizza*

Thomas E. Lynch
DIRECTOR

-Insurance

-Banking

-Public official

Hal Kravitz
DIRECTOR

-Extensive CPG/Beverage career and experience across all business functions

-Chairman, Board of Directors
Certified Management Group
Former CEO AQUA Hydrate

-30 Year career at the Coca-Cola Company, most recently, President, Glaceau Division

KYLE WATSON - VP OF MARKETING Kyle brings 14 years of marketing experience to CELSIUS, having served a majority of her career in brand marketing. Prior to CE LSIUS, Kyle served as the Marketing Director for Hiball Energy and was the brand’s first marketing hire, putting the brand in position to be acquired by Anheuser Busch in 2017. During her time at Hiball , the brand grew 180% and was named one of Inc. Magazine’s fastest growing companies. Over the course of her distinguished marketing career, Kyle has also worked on national brands including Macy’s, Morton’s, Je tBl ue and Teavana. EDWIN NEGRON - CARBALLO - CFO Edwin Negron - Carballo brings over 30 years of financial and operational experience to the organization. His background includes domestic and international experience with work in standardization and implementation of Six Sigma processes, in complex and dynamic environments. He is well versed in USGAAP and IFRS as a Certifi ed Public Accountant in good standing and member of the American Institute of Certified Public Accountants. He has significant experience in mergers and acquisitions. His impressive and extensive career sp ans decades of senior financial management experience in major companies such as: Concurrent Manufacturing Solutions, Sodexo, S.A., Tyco Healthcare - Latin America, Energizer Battery, Frito - Lay and K.P.M.G. - P eat Marwick. He was also a Member of the Board of Directors of BAS, S.A., as well as being named as a Top 25 Hispanic Business Corporate Elite. Mr. Negron - Carballo earned an MBA from the John M. Olin Schoo l of Business at Washington University in St. Louis, Missouri, and prior, a Bachelor of Science Degree with a major in Accounting, from Louisiana State University in Baton Rouge, LA. JOHN FIELDLY – PRESIDENT & CEO John Fieldly joined Celsius in 2012 and brings extensive consumer goods and financial/operational experience with a track rec ord of driving strong financial performance and building highly performing teams. Results Driven Executive with over 20 years of broad financial and operational experience with extensive consumer goods backg rou nd. As Celsius Holdings CEO and former CFO, John has demonstrated a proven track record of driving strong business results and shareholder value. His expertise stems from a strong background in financ ial leadership and operational expertise with a focus on process and procurement improvement strategies to maximize resources to drive revenue and operational efficiencies. His career began in retail with l ead ership roles with Eckerd Corporation, Lebhar - Friedman, and Oragenics. Mr. Fieldly is a Certified Public Accountant in Florida and a graduate of University of South Florida, where he earned his Bachelor of Sc ien ce degree in Accounting. JON MCKILLOP – EXECUTIVE VICE PRESIDENT OF SALES – NORTH AMERICA Jon McKillop has been recently promoted to Executive Vice President of Sales for North America, joining the CELH Executive te am. Previously McKillop served as Vice President of Sales for the company’s non - traditional channels of trade, to include Fitness, Military, Vending, Travel and Food Service. McKillop’s career has spanne d over 15 years in beverage and consumer packaged goods in both traditional and non - traditional channels of trade. Prior to his arrival at Celsius on May 3, 2016, McKillop served in a variety of manageme nt roles at Glanbia Performance Nutrition, a leading company in the branded sports nutrition space, most recently as National Director of Sales for the organizations American Body Building brand. Before that, McKillop held management posts at large corporations Pepsi Americas, Core - Mark International and Keurig. He holds an undergraduate degree in Marketing from Southern Oregon University. SANDY TELSAINT - VP OF OPERATIONS Sandy Telsaint brings extensive experience to CELSIUS, having served a majority of her career in accounting and operations. S and y a long time CELSIUS employee, with over 10 years of service in roles throughout Celsius. She is responsible for global procurement and management of supply chain relations. Her career began in large scale eve nt planning and logistics with recording labels such as Atlantic Records. She earned a Bachelor’s in international Business and a Bachelor’s in Accounting from Florida Atlantic University.

CELSIUS LIVE FIT MANAGEMENT

PEOPLE = DIFFERENCE MAKERS



RANDY SMITH - SVP of NATIONAL ACCOUNTS

Randy Smith brings more than 20 years of beverage experience and knowledge to Celsius where he manages the execution of the national accounts team across North America. Prior to joining the Celsius team, Randy worked for GBS consulting on various incubator brands where he managed beverage brands in several categories. Randy was also the West Regional VP for Crunk Energy and Crunk Juice a caffeinated malt beverage startup company and started his beverage career at Pepsi where he managed a team driving sales in key accounts as a Business Unit Key Account Manger. Randy graduated from Point Park University, in Pittsburgh PA where he obtained his Journalism and Communications degree.



ROBIN LYBECK – MANAGING DIRECTOR-EUROPE

Robin Lybeck serves as Managing Director of the European region for Celsius Holdings Inc. In this position he oversees Nordic operations as well as any expansion projects into wider European markets. Since 2016, Lybeck served as Group CEO of Func Food Group Oyj until its acquisition by Celsius Holdings Inc in 2019. In this role, Lybeck consolidated operations of various Func Food entities, and strengthened the Celsius-business in Sweden while overseeing the launch of Celsius into Finland. In this role, Lybeck also established the FAST nutrition brand as a leader in the protein bar-market, and expanded the brand footprint into Sweden. Lybeck spent more than 10 years in various management roles within both sales, marketing and general management at Coca-Cola and Carlsberg. Lybeck has spent his entire career in FMCG, having started out at L´Orèal, and has a solid track record of brand and portfolio management, as well as vast experience in building high-performance teams and driving business results. Lybeck holds an M.Sc in Economics from the Helsinki School of Economics and splits working time between the Nordic offices in Helsinki and Stockholm.



RONNIE CHAR - MANAGING DIRECTOR-ASIA

Ronnie Char brings in diverse, fast-moving consumer goods management experiences across the Asia region, including Greater China, Southeast Asia, Japan, South Korea and India. Prior to joining the Celsius family as the General Manager for the Asia region, Ronnie spent over 10 years at PepsiCo and 3 years at Red Bull across finance, sales, marketing and general management roles at market and regional levels. With the successful launches in China, Hong Kong, and Singapore, Ronnie is aspired in bringing the healthy energy of CELSIUS® to consumers with active lifestyles in many more markets across the region. Ronnie is a Certified Public Accountant in Delaware who started his career as an auditor at Arthur Andersen and KPMG. He obtained his Bachelor of Arts in Chartered Accountancy at the University of Waterloo (Canada) and Master of Business Administration at the University of Warwick (United Kingdom).



THORSTEN BRANDT – CMO & STRATEGY-EUROPE

Thorsten first joined Func Foods and the extended Celsius family in 2016 as General Manager of the Swedish Business. Prior to the recent acquisition by Celsius Holdings Inc, Thorsten held the position of Chief Commercial Officer at Func Foods; combining the vast responsibilities of both Marketing and Sales. Thorsten brings 28 years of experience within the international consumer goods industry. With a true passion for understanding consumer behavior and building brands, he spent the first 10 years of his marketing career working with several culinary categories at Unilever Germany and Bestfoods Unilever Switzerland. Between 2001 and 2015, Thorsten held various senior Marketing and General Management positions across Europe with The Coca-Cola Company. In most of his roles at The Coca-Cola company, his portfolio responsibilities included brands in the Energy category – most recently as Marketing Director Northwest Europe & Nordics for the Energy, Juice, Tea- and Coffee business. Thorsten is a German national with an Advanced Degree in Business Administration and Marketing from the University of Fankfurt a. M., Germany. He resides with his family near Oslo, Norway.



TOBY DAVID – VP BUSINESS DEVELOPMENT

Toby David has served as the Director of Business Development-International for Celsius since January 2016. Toby David has served as the Director of Business Development-International for Celsius since January 2016. David's responsibilities include managing the overall business in existing International Markets, as well as identifying and vetting potential distribution partners for future Celsius International markets. Prior to this role, David spent the previous three years managing the Fitness Channel, eCommerce, and managed specific key grocery and distribution accounts. Prior to arriving at Celsius, David's background included sales positions, on-air talent with CBS Sports Radio in Tampa Bay, and a cup of coffee in the Florida Marlins organization as a minor league pitcher. David holds a B.A. from Furman University in South Carolina.

Meeting Called to Order: Continued Meeting Called to Order 1. Introductions=>Directors, Officers, invited guests 2. Instructions on Rules of Conduct and Procedures 3. Proof of Notice of Meeting Given 4. Announcement of Existence of Quorum 1. Meeting is duly convened

Presentation of Proposals and Discussion: Presentation of Proposals 1. First Proposal: Election of Directors 2. Second Proposal: Ratification of appointment of Auditors

Voting: Voting 1. Opening of Polls 2. Voting on Proposals 3. Closing of Polls

Report of Results of Voting: Report of Results of Voting 1. While Tabulations are performed, management will provide corporate presentation for shareholders: 2. Results of Voting Communicated

Management Presentation Business Results & Highlights

This presentation may contain statements that are not historical facts and are considered forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements contain projections of Celsius Holdings’ future results of operations and/or financial position, or state other forward - looking information. In some cases you can identify these statements by forward - looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” or similar words. You should not rely on forward - looking statements since Celsius Holdings’ actual results may differ materially from those indicated by forward - looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation. This document includes certain non - GAAP financial measures. Management considers GAAP financial measures as well as such non - GAAP financial information in its evaluation of the Company’s financial statements and believes these non - GAAP measures provide useful supplemental information to assess the Company’s operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company’s diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP.

2019 Economic Highlights: Full Year 2019 Financial and Business Highlights: • Record high revenue of $75.1 million, up 43% from $52.6 million in 2018 • Domestic revenue increased 53% to $59.7 million, up from $38.9 million in 2018 • International revenue increased 13% to $15.5 million, up from $13.7 million in 2018 • Gross profit increased 49% to $31.3 million, up from $21.1 million in 2018 • Net income to common stockholders was $10.0 million, inclusive of a $12.5 million net gain related to a change in the company’s business model in Asia, compared to a net loss to common stockholders of $11.4 million, inclusive of $7.2 million net investment in Asia and a $1.0 million legal settlement in 2018 • Non - GAAP Adjusted EBITDA* of $4.0 million compared to $2.2 million in 2018 • 2019 stock price increased over 40% (Dec. 31) • 2019 total share count increased over 20%. CELH total value increased more than $125 million during 2019

2020 YTD Returns: • 2020 YTD share price increased over 200% (7.29.20) • Since initial Covid market impact (3.17.20) • Reached record all time highs • Now over $1B market cap

Route to Market – Strong Customer Base Increasing Penetration Across Major Distribution Channels to <65k

DSD - Benefits • Improved Store Execution • Increased SKU Placements • Improved Velocity Rates • Increased Distribution • Cost Savings 100 Premier DSD Partners

Engage and inspire consumers to live an active healthy lifestyle and to partner with our brands for all facets of life! Build brands consumers love in emerging on - trend categories to drive growth and shareholder value.

$8 $9 $17 $9 $14 $23 $12 $24 $36 $14 $39 $53 $16 $60 $75 $9 $19 $28 $0 $10 $20 $30 $40 $50 $60 $70 $80 International Domestic Full Company In Millions 2015 2016 2017 2018 2019 3m YTD2020 Financial Profile YoY Celsius Financial Performance Despite some seasonality & International orders, business reflects an overall continued growth CAGR: ~19% CAGR: ~61% CAGR: ~45% Growth Trends in Revenue By Quarter (Unaudited) $3.8 $3.5 $4.8 $6.6 $5.9 $6.7 $8.1 $8.5 $11.4 $11.0 $11.4 $14.4 $16.8 $17.1 $19.4 $2.8 $2.8 $1.3 $3.6 $4.9 $2.4 $4.0 $0.8 $5.2 $3.6 $3.1 $1.7 $3.7 $7.1 $8.8 $6.6 $6.3 $6.1 $10.2 $10.8 $9.1 $12.1 $9.3 $16.6 $14.6 $14.5 $16.1 $20.4 $24.1 $28.2 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 U.S Int. 26

Celsius Financial Performance (cont’d) Growth Margin Profile Strong gross margin profile and highly scalable business model • At current size, generating operating losses • Gross profit profile allows for meaningful operations margins at scale • Competitors such as Monster, exclude out - bound freight as part of cost of sales, when profits are “normalized” on a comparable basis, Celsius Margins are approximately 50% Gross Profit “Normalization” by Year 27 46.1% 53.5% 0.0% 20.0% 40.0% 60.0% Q1 2020 As Reported W/O Freight 43.0% 41.2% 46.1% 51.8% 52.2% 53.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2017 2018 2019 As Reported W/O Outbound Freight

Q1 2020 Financial Snapshot 28 Cash $19.1m Total Inventory $21m Total Shares Outstanding 70.3M Net Income $546,000 Non - GAAP Adjusted EBITDA $2.8m Revenue $28.8m , up 95% - North America Revenue $19.4m , up 70% Gross Profit $13.0m, up 128% - Gross Margin 46.1% , excluding Outbound Freight 53.5% Celsius Delivers Record First Quarter on Revenue up 95% Delivered 5 Consecutive Quarter of Quarter Over Quarter Growth in North America

CELSIUS HOLDINGS, INC. Questions & Answers

Report of Results of Voting: Continued Report of Results of Voting 1. While Tabulations are performed, management will provide corporate presentation for shareholders: 2. Results of Voting Communicated

INVESTOR RELATIONS COMPANY CONTACTS John Fieldly, CEO Celsius Holdings, Inc. 561.276.2239 jfieldly@celsius.com Edwin Negron , CFO Celsius Holdings, Inc. 561.900.2351 enegron@celsius.com Cameron Donahue, Partner Hayden IR 651.653.1854 cameron@haydenir.com VISIT OUR NEW INVESTOR WEBSITE: CELSIUSHoldingsINC.COM Meeting Adjourned Thank You